                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11 or Section240.14a-12

                           CONTINENTAL INFORMATION SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rule 14a-6(I)(1)
     and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                            CONTINENTAL INFORMATION
                              SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 29, 1999

    We will hold the 1999 Annual Meeting of Stockholders of Continental Information Systems Corporation at the New York Marriott World Trade Center, 3 World Trade Center, New York, New York, on Friday, October 29, 1999 at 9:00 a.m., local time. At the Annual Meeting, we will ask you to:

    1.  Elect four (4) Directors.

    2. Ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2000.

    3. Transact any other business that is properly presented at the Annual Meeting.

    You will be able to vote your shares at the Annual Meeting if you were a stockholder of record at the close of business on September 29, 1999.

                                      By Order of the Board of Directors,
                                      MICHAEL L. ROSEN,
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York
October 5, 1999

                 YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

   PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

    IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE YOUR PROXY AND VOTE IN
                                    PERSON.

                            CONTINENTAL INFORMATION
                              SYSTEMS CORPORATION

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 29, 1999

                                                                 October 5, 1999

                       PROXY STATEMENT FOR ANNUAL MEETING

    This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 1999 Annual Meeting of the Company's stockholders. The 1999 Annual Meeting will be held on Friday, October 29, 1999 at 9:00 a.m., local time at the New York Marriott World Trade Center, 3 World Trade Center, New York, New York.

    This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

    On October 5, 1999, we began mailing information to people who, according to our records, owned shares of the Company's common stock at the close of business on September 29, 1999.

                               TABLE OF CONTENTS

INFORMATION ABOUT THE 1999 ANNUAL MEETING, VOTING AND THIS PROXY STATEMENT.............          1

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING........................................          3
      1.  ELECTION OF DIRECTORS........................................................          3
      2.  RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS........          3

STOCK OWNERSHIP........................................................................          4

THE BOARD OF DIRECTORS.................................................................          6

EXECUTIVE OFFICERS AND COMPENSATION....................................................          8

OTHER INFORMATION......................................................................         11

                   INFORMATION ABOUT THE 1999 ANNUAL MEETING,
                        VOTING AND THIS PROXY STATEMENT

                               THE ANNUAL MEETING

    The 1999 Annual Meeting will be held on Friday, October 29, 1999 at 9:00 a.m., local time, at the New York Marriott World Trade Center, 3 World Trade Center, New York, New York.

                            THIS PROXY SOLICITATION

    PURPOSE. We are sending you this Proxy Statement because the Company's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares. On October 5, 1999, we began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of the Company's common stock at the close of business on September 29, 1999.

    COSTS. The Company is paying the cost of requesting these proxies. The Company's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. The Company will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock.

                               VOTING YOUR SHARES

    You have one vote for each share of the Company's common stock that you owned of record at the close of business on September 29, 1999. The number of shares you owned on that date is listed on the enclosed Proxy Card and is the number of shares you may vote at the Annual Meeting

    You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed Proxy Card. By completing and returning the Proxy Card, you will be directing the persons designated on the Proxy Card to vote your shares at the Annual Meeting in accordance with the instructions you give on the Proxy Card.

    If you decide to vote by proxy, your Proxy Card will be valid only if you sign, date and return it before the Annual Meeting. IF YOU COMPLETE THE PROXY CARD EXCEPT FOR THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE PROPOSED ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF CONTINENTAL INFORMATION SYSTEMS CORPORATION FOR THE 1999 FISCAL YEAR.

                              REVOKING YOUR PROXY

    If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

        (1) You may notify the Secretary of the Company in writing that you wish to revoke your proxy.

        (2) You may submit a proxy dated later than your original proxy.

        (3) You may attend the Annual Meeting and submit a ballot. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

                           VOTE REQUIRED FOR APPROVAL

PROPOSAL 1:  ELECTION OF FOUR DIRECTORS.

    The four (4) nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your Proxy Card, your vote will not count either for or against the nominee.

PROPOSAL 2:  RATIFICATION OF SELECTION OF AUDITOR.

    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. So, if you abstain from voting, it has the same effect as if you voted against this proposal.

OTHER INFORMATION.

    SHARES HELD WITH A BROKER. If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on each of the proposals scheduled to be presented at this year's meeting.

    QUORUM. On the record date for the Annual Meeting, September 29, 1999, 6,823,844 shares were issued and outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if 3,411,923 shares are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions will be counted as shares that are represented at the Annual Meeting.

    OTHER BUSINESS. The Board of Directors knows of no other business that may be presented at the Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named on the enclosed Proxy Card will vote, or otherwise act, in accordance with their judgment on such matters.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

    The Continental Information Systems Annual Report to Stockholders for the fiscal year ended May 31, 1999, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report tells you how to get additional information about the Company.

                PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

1--ELECTION OF DIRECTORS

    Nominees for election to the Board of Directors are:

                                  James P. Hassett
                                  George H. Heilborn
                                  Michael L. Rosen
                                  Paul M. Solomon

    Each Director will be elected to serve for a one-year term, or thereafter until his replacement is elected. Each of the nominees is currently a member of the Board of Directors and has consented to serve as a director if re-elected. At the Annual Meeting, the persons named in the enclosed Proxy Card will vote to elect the directors listed above, unless the enclosed Proxy Card is marked otherwise. If a nominee indicates his unwillingness to be re-elected, the persons named on the enclosed Proxy Card will elect someone to serve in his place.

    The Board of Directors of the Company has established the size of the board at five members. However, since a vacancy was created by the death of one director in 1998, the Board has not appointed a replacement or nominated anyone to be elected to this position. The Board may in the future appoint someone to fill this vacancy, or may leave the position open, and therefore has not taken action to eliminate the vacant directorship. Proxies at the Annual Meeting may not be voted for more than the four nominees named. More information about each of the nominees is available in the section of this Proxy Statement entitled "The Board of Directors" which begins on page 6.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE DIRECTORS.

2--RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

    The Board of Directors is seeking ratification of its appointment of PricewaterhouseCoopers LLP as its independent auditors for the fiscal year ending May 31, 2000, as recommended by the Audit Committee. If a majority of stockholders voting at the Annual Meeting should not approve the selection of PricewaterhouseCoopers LLP, the selection of independent auditors may be reconsidered by the Board of Directors.

    PricewaterhouseCoopers LLP is currently the Company's independent auditors. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                          PRICEWATERHOUSECOOPERS LLP.

                                STOCK OWNERSHIP

    There were 6,823,844 shares of common stock of the Company outstanding on September 29, 1999. The following table sets forth, as of September 29, 1999, certain information regarding the ownership of the Company's common stock of (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock; (ii) each of the directors, nominees for director and named executive officers of the Company who held those positions as of September 29, 1999; and (iii) all current executive officers and directors of the Company as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER                                   NUMBER OF SHARES OWNED(1)   PERCENT OWNED
---------------------------------------------------------------------  --------------------------  --------------

Oscar Gruss & Son Incorporated, et al. (Group).......................            1,740,203(2)              25.50%
  74 Broad Street
  New York, New York 10004

The Chase Manhattan Corporation                                                    596,978(3)               8.75%
  and its wholly owned subsidiaries..................................
  270 Park Avenue
  New York, New York 10017

Frederick John Jaindl................................................              555,304(4)               8.14%
  Jaindl Farms
  3150 Coffeetown Road
  Orefield, Pennsylvania 18069

DIRECTORS AND EXECUTIVE OFFICERS

James P. Hassett.....................................................              366,000(5)               5.36%

George H. Heilborn...................................................                6,337(6)                  *

Michael L. Rosen.....................................................              870,564(2)(7)           12.76%

Paul M. Solomon......................................................               69,000(8)               1.01%

Sai Battula..........................................................                   --                    --

Bruce W. Lewis, Jr...................................................                6,672(9)                  *

Jonah M. Meer........................................................              119,000(10)              1.74%

All directors and executive officers as a group (7 persons)..........            1,437,573(11)             21.07%

------------------------

  * Percentage is less than 1% of the total number of outstanding shares of the Company.

(1) Except as otherwise indicated, each party has sole voting and investment power of the shares beneficially owned.

(2) In an Amendment No. 7 to Schedule 13D filed with the Commission in October 1998, and as updated by certain of the reporting persons through the date of this Proxy Statement, Oscar Gruss & Son Incorporated (554,890 shares), together with thirteen other persons, reported beneficial ownership of a total of 1,611,730 shares of common stock as a group as follows: Emanuel Gruss (363,699 shares); Riane Gruss (100,000 shares); Hermann Merkin (216,690 shares); Michael L. Rosen (33,135 shares); Daniel Goldberg (50,000 shares); Emanuel Gruss and Brenda Hirsch as trustees for the benefit of Oren Arthur Gruss Hirsch (36,351 shares), Jonathan Oscar Gruss Hirsch (32,264 shares) and Leni Gruss Hirsch (12,500 shares); Emanuel Gruss and Leslie Gruss as trustees for the benefit of Ripton Philip Gruss Rosen (65,381 shares) and Morgan Alfred Gruss Rosen (61,293 shares); Leslie Gruss (58,000 shares); Michael Shaoul (15,000 shares); and Frank Davis (10,000 shares). Mr. Rosen also beneficially owns 106,000 shares of common stock issuable upon exercise of stock options that are currently exercisable and that are exercisable within 60 days (25,000 shares). Each reporting person has the sole power to vote and dispose of the shares such person beneficially owns.

(3) As reported to the Company in a Schedule 13G filed with the Commission in February 1998.

(4) As reported to the Company in a Schedule 13D filed with the Commission in December 1998.

(5) Includes shares of common stock issuable upon exercise of stock options that are currently exercisable (3,000) and that are exercisable within 60 days (3,000 shares).

(6) Includes shares of common stock issuable upon exercise of stock options that are currently exercisable (3,337) and that are exercisable within 60 days (3,000 shares).

(7) The shares held by Mr. Rosen are also included in the aggregate number of shares set forth in Note 2. Includes 58,000 shares of common stock owned by Mr. Rosen's spouse and 126,674 shares held by his minor children, as to which Mr. Rosen disclaims beneficial ownership. Includes 554,890 shares of common stock beneficially owned by Oscar Gruss & Son Incorporated, as to which Mr. Rosen disclaims beneficial ownership. Includes shares of common stock issuable upon exercise of stock options that are currently exercisable (106,000 shares) and that are exercisable within 60 days (25,000 shares).

(8) Includes shares of common stock issuable upon exercise of stock options that are currently exercisable (12,000 shares) and that are exercisable within 60 days (3,000 shares).

(9) Includes 6,666 shares of common stock issuable upon exercise of stock options that are currently exercisable.

(10) Includes 75,000 shares of common stock issuable upon exercise of stock options that are currently exercisable (3,000) and that are exercisable within 60 days (25,000 shares).

(11) Includes 557,417 shares of common stock beneficially owned by Oscar Gruss & Son Incorporated, as to which Mr. Rosen disclaims beneficial ownership. Includes shares of common stock issuable upon the exercise of stock options that are currently exercisable (206,003) and that are exercisable within 60 days (59,000 shares).

                             THE BOARD OF DIRECTORS
                                   MEMBERSHIP

                                        DIRECTOR                       PRINCIPAL OCCUPATION AND BUSINESS
DIRECTOR                      AGE         SINCE                      EXPERIENCE DURING THE PAST FIVE YEARS
------------------------      ---      -----------  -----------------------------------------------------------------------

James P. Hassett                  67         1995   Mr. Hassett is a private consultant and investor. From 1989 to 1994,
                                                    Mr. Hassett served as the court appointed Trustee for the Company before it emerged from bankruptcy, and since then he has served as
                                                    Trustee for the Liquidating Estate under the Company's Plan of
                                                    Reorganization. From May through July 1996, Mr. Hassett served as a consultant to the Bankruptcy Court, the Debtor and Creditors Committee
                                                    of Nelco, Ltd. Mr. Hassett also served as the court appointed adviser to the Creditors' Committee for ICS Cybernetics, Inc., and subsequently as Person-in-Control from 1988 through 1995.

George H. Heilborn                64         1997   Mr. Heilborn is the Chief Executive Officer of G.H. Heilborn and Co.,
                                                    Inc. of Hackensack, N.J., which is involved in consulting and financial advisory services for the leasing and high technology industries. He has been in his current business since 1992. From 1963 to 1992, Mr.
                                                    Heilborn was the founder, President and Chief Executive Officer of
                                                    Information Processing Systems, Inc. of Hackensack, N.J., a company specializing in the leasing of medium- and large-scale computer systems to major corporations.

Michael L. Rosen                  41         1995   President and Chief Executive Officer since July 1997 and director since 1995. Mr. Rosen is also the controlling stockholder and since
                                                    June 1996, the Chief Executive Officer of Oscar Gruss & Son
                                                    Incorporated, a member firm of the New York Stock Exchange, Inc. Prior to 1996, Mr. Rosen operated a variety of real estate development projects and multi family rental properties in which he still has interests.

Paul M. Solomon                   54         1994   Mr. Solomon is the principal of Exponential Business Development
                                                    Company of Syracuse, New York. He has held this position since 1993.
                                                    From 1991 to 1993, he was Senior Vice President of GATX Logistics. From
                                                    1980 to 1991, he was Executive Vice President of Itel Distribution
                                                    Services.

                           ORGANIZATION AND MEETINGS

    During the last fiscal year, the Board of Directors held a total of four (4) meetings. All directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members. In fiscal 1999, the Board had an Audit Committee.

    The Board of Directors has an Audit Committee. The Audit Committee consists of Messrs. Heilborn and Solomon. It oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews the Company's internal audits. During the last fiscal year, the Audit Committee held four (4) meetings.

                           COMPENSATION OF DIRECTORS

    FEES AND EXPENSES. Each director who is not also an employee of the Company is paid an annual fee of $12,500, plus $2,500 for services as chairman of each committee of the Board of which that person is chairman. Each non-employee director also receives attendance fees of $1,500 for each meeting of the Board and $1,000 for each meeting of any committee (other than telephonic meetings) that he attends, plus travel and other expenses.

    OPTION GRANTS TO DIRECTORS. Each non-employee director also receives automatic grants of nonqualified stock options to purchase 3,000 shares of common stock of the Company on the date of each annual meeting. The exercise price per share is generally the fair market value of the common stock on the date as of which the director is appointed, elected, or re-elected to the Board. Options granted as of each annual meeting become fully exercisable on the day before the next occurring annual meeting and can be exercised until the earlier of five years after the date granted or one year after the director ceases for any reason to be a member of the Board. At May 31, 1999, 51,674 nonqualified stock options had been granted to outside directors, with 36,674 of such options currently exercisable.

    DIRECTORS WHO ARE ALSO EMPLOYEES. Directors who are also employees of the Company are not compensated for serving on the Board.

                      EXECUTIVE OFFICERS AND COMPENSATION
                               EXECUTIVE OFFICERS

    We set forth below certain information regarding the executive officers of the Company, except for Mr. Rosen, whose information is set forth on page 6.

NAME                                            AGE                         POSITION AND INFORMATION
------------------------------------------      ---      ---------------------------------------------------------------

Jonah M. Meer.............................          44   Senior Vice President, Chief Financial Officer and Chief
                                                         Operating Officer since June 30, 1999. Prior to joining the
                                                         Company, Mr. Meer served as Senior Vice President of
                                                         Oppenheimer & Co., Inc., a registered broker-dealer from May
                                                         1996 until June 1999. From 1983 until April 1996, Mr. Meer served as a Vice President and Treasurer of Oscar Gruss & Son
                                                         Incorporated, a registered broker-dealer.

Sai Battula...............................          42   Controller since November 1998. Prior to joining the Company,
                                                         Mr. Battula served as Corporate Controller for RTS Capital
                                                         Services, Inc. of Montvale, New York from 1990. From 1989
                                                         through 1990, Mr. Battula was the assistant Controller of Unity
                                                         Health Holding Company of New York.

                           SUMMARY COMPENSATION TABLE

    We have set forth below, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer, and (ii) each of the four most highly compensated persons who were serving as executive officers at the end of our fiscal year. In the rest of this Proxy Statement, we will refer to the persons in this Summary Compensation Table as the "named executive officers."

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                         ANNUAL COMPENSATION             AWARDS
                                                 -----------------------------------  -------------
                                                                       OTHER ANNUAL    SECURITIES
                                                  SALARY      BONUS    COMPENSATION    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR        ($)        ($)          ($)        OPTIONS(#)     COMPENSATION($)
------------------------------------  ---------  ---------  ---------  -------------  -------------  -----------------
Michael L. Rosen....................       1999     65,000         --        1,854         25,000               --
President, Chief Executive Officer         1998     55,377         --        8,750             --               --
  and Member of the Board                  1997         --         --       24,500             --               --

Jonah M. Meer.......................       1999    200,000    100,000           --         25,000               --
Senior Vice President Chief                1998    183,333         --           --             --               --
  Operating Officer and Chief
  Financial Officer

Sai Battula.........................       1999     50,480         --           --             --               --
Controller

Thomas J. Prinzing(1)...............       1999    225,000         --           --             --            1,600
                                           1998    225,000         --           --        100,000            3,938
                                           1997    225,000     17,500           --             --            1,500

Bruce W. Lewis, Jr. ................       1999     85,000     17,000           --             --               --
                                           1998     77,333         --           --             --              881
                                           1997     77,000      4,375           --        100,000            2,310

------------------------

(1) Mr. Prinzing no longer serves as an executive officer of the Company.

    INFORMATION REGARDING OPTIONS GRANTED TO AND HELD BY THE NAMED EXECUTIVE
                                    OFFICERS

    We set forth below information concerning the grant and exercise of options to purchase the Company's common stock during the fiscal year ended May 31, 1999 to each of the named executive officers.

                                              NUMBER OF
                                             SECURITIES       % OF TOTAL
                                             UNDERLYING     OPTIONS GRANTED    EXERCISE
                                               OPTIONS       TO EMPLOYEES        PRICE     EXERCISABLE  EXPIRATION   GRANT DATE
NAME                                         GRANTED (#)        IN 1999        ($/SHARE)       ON          DATE       VALUE ($)
------------------------------------------  -------------  -----------------  -----------  -----------  -----------  -----------
Michael L. Rosen..........................       25,000            41.67       $    2.00     10/20/99     10/20/02          N/A

Jonah M. Meer.............................       25,000            41.67            2.00     10/20/99     10/20/02          N/A

Sai Battula...............................           --               --              --           --           --           --

Thomas J. Prinzing........................           --               --              --           --           --           --

Bruce W. Lewis, Jr........................           --               --              --           --           --           --

 OPTION EXERCISES IN FISCAL YEAR 1999 AND THE VALUE OF OPTIONS AT MAY 31, 1999

    We set forth below information on option exercises during the fiscal year ended May 31, 1999 by the named executive officers and the value of each of the named executive officer's unexercised options to acquire the Company's common stock at May 31, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                             NUMBER OF SECURITIES         VALUE OF UNEXERCISED,
                                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                          SHARES                                  OPTIONS AT                 OPTIONS HELD AT
                                         ACQUIRED             VALUE           FISCAL YEAR-END(#)            FISCAL YEAR-END($)
                                        ON EXERCISE         REALIZED      --------------------------  ------------------------------
NAME                                        (#)                ($)        EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----------------------------------  -------------------  ---------------  -----------  -------------  -------------  ---------------
Michael L. Rosen..................              --                 --         67,667        58,333      $       0       $       0

Jonah M. Meer.....................              --                 --         50,000        50,000              0               0

Sai Battula.......................              --                 --             --            --             --              --

Thomas J. Prinzing................              --                 --        100,000            --              0              --

Bruce W. Lewis....................              --                 --         10,000            --              0              --

                            EMPLOYMENT ARRANGEMENTS

    On June 30, 1999, Mr. Meer's employment contract with the Company expired. Mr. Meer remains an executive officer and is an "at will" employee of the Company.

    On July 30, 1999, Mr. Prinzing's employment contract with the Company expired. The Company expects to enter into a new employment arrangement with Mr. Prinzing, however, he is no longer an executive officer of the Company.

    No executive officer currently has an employment agreement with the Company.

                           EMPLOYEE BENEFITS PROGRAMS

    The Company has a 401(k) plan that matches employee pretax contributions on a semi-monthly basis at the rate of 50% of the first 6% of eligible compensation. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. The vesting schedule for employer contributions is as follows:
10% after one (1) year; 20% after two (2) years; 30% after three (3) years; 40% after four (4) years; and 100% after five (5) years. Employees may elect to defer up to 15% of their compensation.

                        REPORT ON EXECUTIVE COMPENSATION

    During the Company's 1999 fiscal year, decisions about executive compensation were made by the Board of Directors. All of the Company's directors, including those who are also employees of the Company, participate in decisions regarding executive compensation (except that officers do not participate in decisions regarding their own compensation).

    The Board of Directors' goals are to align compensation with the Company's business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to establish an appropriate relationship between executive compensation and the creation of long-term shareholder value.

    Since his appointment to the position of Chief Executive Officer in 1997, Mr. Rosen's salary has been set at $65,000. In fiscal year 1999, the Board of Directors determined that, in consideration of Mr. Rosen's contributions and other business activities, it was appropriate to continue his salary at that same level. As discussed below, the Board of Directors also awarded Mr. Rosen 25,000 incentive stock options in fiscal year 1999.

    During the 1999 fiscal year, the Board of Directors approved the award of a bonus of $100,000 to Mr. Meer for fiscal year 1998. The Board determined that Mr. Meer had carried out substantial duties as both Chief Operating Officer and Chief Financial Officer, and that he made substantial accomplishments in resolving the problems he inherited when he joined the Company. The Board determined that, although the Company had not been as successful as hoped in increasing shareholder value, that was not attributable to Mr. Meer's efforts. As discussed below, the Board of Directors also awarded Mr. Meer 25,000 incentive stock options in fiscal year 1999.

    The Board of Directors determined it was appropriate to award Mr. Meer and Mr. Rosen 25,000 incentive stock options in order to provide continued incentives for them to continue in their efforts to increase shareholder value and carry out the business goals and strategies of the Company. The Board found that the strike price of the options should not be set at the then market price--which reflected recent large block trades--but rather at a higher than market price. These options will vest one year after the date of the grant and will expire three years after the date of the grant.

    Other than decisions regarding senior executives described above, the Board of Directors did not change executive compensation levels from those in the 1998 fiscal year, nor did it award bonuses or options during the 1999 fiscal year.

                                          James P. Hassett
                                          George H. Heilborn
                                          Michael L. Rosen
                                          Paul M. Solomon

                               OTHER INFORMATION
                           RELATED PARTY TRANSACTIONS

    The Company currently leases certain equipment with a total equipment cost of approximately $67,000 to Oscar Gruss & Son Incorporation ("Oscar Gruss"). Oscar Gruss beneficially owns more than 5% of the Company's equity securities, and the Company's President and Chief Executive Officer Michael L. Rosen is Chief Executive Officer and a director of Oscar Gruss. The equipment is leased under a three year lease, which commenced August 1, 1999 and involves monthly rental payments of $2,190.38. During the course of the year the Company financed other leases for Oscar Gruss but such leases were sold on a non recourse basis to two unrelated financial institutions. Such sales proceeds amounted to $273,497.43. Lease rental payments to the Company during the year totaled $34,606.68. The Company previously announced that it had ceased originating new equipment leases, and has advised Oscar Gruss of same.

                               PERFORMANCE GRAPH

    The following line graph compares the percentage change in the total cumulative stockholder return on the Company's Common Stock since March 29, 1995 with the cumulative total return on the NASDAQ Market Index and the capital stocks of a peer group (the "Peer Group") of the following companies: AT&T Capital Corporation, Capital Associates, Inc., Comdisco, Inc., LDI Corporation, Leasing Solutions, Inc., and PLM International, Inc. Two of these companies, AT&T Capital Corporation and LDI Corporation, are not included in the Peer Group during the fiscal year ended May 31, 1997 as they were acquired by other companies during this period and information is no longer available for them. Although the Company's Common Stock did not begin trading on NASDAQ until May 16, 1995, the Company is required by the Securities and Exchange Commission to include trading information from The Pink Sheets-Registered Trademark- and the OTC Bulletin Board since January 9, 1995, the day the Company's registration statement on Form 10 became effective. The first point on the graph is the initial trading price on March 29, 1995, the date of the first reported trade, as obtained from The Pink Sheets-Registered Trademark-. The closing prices for March and April 1995 were obtained from the National Quotation Bureau, Inc. EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              CONTINENTAL INFORMATN SYS NEW

                                                                                            Cumulative Total Return
                                                                        3/29/95       5/95                     5/96       5/97
CONTINENTAL INFORMATION SYSTEMS CORPORATION                              100.00     189.14                   107.43     136.00
PEER GROUP                                                               100.00     111.96                   158.32     208.02
NASDAQ STOCK MARKET (U.S.)                                               100.00     105.56                   153.42     172.86

              CONTINENTAL INFORMATN SYS NEW

                                                                5/98       5/99
CONTINENTAL INFORMATION SYSTEMS CORPORATION                   123.43      71.56
PEER GROUP                                                    322.09     397.24
NASDAQ STOCK MARKET (U.S.)                                    219.28     308.87

    THE FOREGOING GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's executive officers, directors, and ten percent beneficial owners of common stock are required to file reports of ownership and change of ownership with the Securities and Exchange Commission under the Exchange Act. We are not aware of any failure to timely file reports required by Section 16 of the Exchange Act, except for Mr. Rosen, Chief Executive Officer, inadverently failed to timely file a Form 4 with respect to a transaction and a granting of options and Emanuel Gruss inadvertently failed to timely file a Form 4 with respect to one transaction. Both Mr. Rosen and Mr. Gruss reported their transactions on Form 4s dated November 23, 1998.

                INCORPORATION OF CERTAIN MATERIALS BY REFERENCE

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the securities laws that might incorporate future filings, the Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be incorporated by reference into any such filing.

             PROPOSALS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

    If you want to include a proposal in the Proxy Statement for the Company's 2000 Annual Meeting, send the proposal to Continental Information Systems Corporation, Att.: Mr. Jonah M. Meer, Senior Vice President, Chief Operating Officer and Chief Financial Officer, 45 Broadway Atrium, Suite 1105, New York, New York 10006. Proposals must be received on or before June 7, 2000 to be included in next year's Proxy Statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's certificate of incorporation and bylaws. The Company will be able to use proxies given to it for next year's meeting to vote for or against any shareholder proposal that is not included in the Proxy Statement at the Company's discretion unless the proposal is submitted to the Company on or before August 22, 2000.